SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2005

WASTE INDUSTRIES USA, INC.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-31050	56-0954929
(Commission File Number)	(IRS Employer ID Number)

3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609

(Address of principal executive offices)                                     (Zip Code)

Registrant’s telephone number, including area code (919) 325-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective November 21, 2005, Waste Industries USA, Inc. and its subsidiary TransWaste Services, LLC settled previously disclosed litigation filed in the U.S. District Court for the Middle District of Georgia, Albany Division (TransWaste Services, LLC, f/k/a TransWaste Services, Inc. v. Maple Hill Landfill, Inc., Civil Action No. 1:04-CV-126-4 (WLS). Pursuant to the terms of the settlement agreement and release, TransWaste Services paid $750,000 to Maple Hill Landfill, the parties agreed to file a voluntary dismissal with prejudice by November 30, 2005, and each party released the other from any claims, damages or expenses of any nature related to or arising out of the litigation or the agreement that was the subject of the litigation.

A copy of the settlement agreement is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Settlement Agreement and Release effective as of November 21, 2005 among Waste Industries USA, Inc., TransWaste Services, LLC, Maple Hill Landfill, Inc., Thomas C. Cannon and J. Bruce Melton.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WASTE INDUSTRIES USA, INC.

Date: November 28, 2005

/s/ D. Stephen Grissom
D. Stephen Grissom Chief Financial Officer

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